CGM FOCUS FUND
CGM MUTUAL FUND
CGM REALTY FUND
(each, a “Fund”)

SUPPLEMENT DATED SEPTEMBER 30, 2022
TO EACH FUND’S SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2022

Capital Growth Management Limited Partnership, the Funds’ investment adviser, has determined to cease operations.  Accordingly, the Funds’ Board of Trustees has approved a proposal to terminate and liquidate each of the Funds.
The Funds are expected to cease operations on or about November 30, 2022 (the “Liquidation Date”).  Before that date, each Fund’s assets will be liquidated at the discretion of the investment adviser and the Fund will cease to pursue its investment objective.
The Funds will be closed to new purchases as of the close of market on the date of this supplement, except for the reinvestment of dividends and distributions, if any.
Shareholders who elect to redeem their shares prior to the Liquidation Date will receive in the ordinary course redemption proceeds equal to the net asset value per share of the Fund as of the redemption date.
Shareholders who remain in a Fund until the Liquidation Date will receive promptly following the Liquidation Date a liquidation distribution equal to the net asset value of the shares of the Fund that such shareholder then holds.
The liquidation of the Funds may result in one or more taxable events for shareholders subject to federal income tax. The redemption of shares prior to the Liquidation Date will generally cause a redeeming shareholder to realize a capital gain or loss depending on the shareholder’s tax basis in the shares.  Similarly, liquidation proceeds paid to a shareholder as of (or prior to) the Liquidation Date will generally give rise to capital gain or loss depending on the shareholder’s tax basis in the shares.  In addition, on or prior to the Liquidation Date, a Fund may declare taxable distributions attributable to its net investment income and net short- and/or long-term capital gain (including capital gains, if any, from the liquidation of the Fund’s assets) in advance of the Fund’s regular distribution schedule.  All or a portion of any such distributions may be taxable as ordinary income.
Shareholders should consult a personal tax adviser with respect to the effects of the liquidation and of any associated distributions.
Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers.  Caution: If you hold shares through an IRA and do not reinvest liquidation or redemption proceeds through your IRA (i.e., if you cash a check representing those proceeds or deposit or reinvest them in a different account), such proceeds may be subject to a 10% penalty and taxed as ordinary income in the year of receipt.  Additional information relevant to shareholders who, to the knowledge of the Funds, hold shares through IRAs or other tax-advantaged accounts will be sent separately.
If you have any questions, please contact CGM Shareholder Services at 800-345-4048 between the hours of 8:30 a.m. and 6:00 p.m. ET.

Please retain this supplement for future reference.